March 20, 2019

BNY MELLON FUNDS TRUST

BNY Mellon Large Cap Market Opportunities Fund

Supplement to Current Prospectus

The Board of Trustees of BNY Mellon Funds Trust has approved the liquidation of BNY Mellon Large Cap Market Opportunities Fund (the "Fund"), a series of BNY Mellon Funds Trust, effective on or about April 30, 2019 (the "Liquidation Date").  Before the Liquidation Date, and at the discretion of Fund management, the Fund's portfolio securities will be sold and the Fund will cease to pursue its investment objective and policies.  The liquidation of the Fund may result in one or more taxable events for shareholders subject to federal income tax.

Accordingly, effective on or about April 19, 2019 (the "Closing Date"), the Fund will be closed to any investments for new accounts, except that new accounts may be established by participants in group retirement plans (and their successor plans), provided the plan sponsor has been approved by The Dreyfus Corporation, in the case of Dreyfus-sponsored retirement plans, or BNY Mellon Wealth Management ("BNYM WM"), in the case of BNYM WM-sponsored retirement plans, and has established the Fund as an investment option in the plan before the Closing Date.  The Fund will continue to accept subsequent investments until the Liquidation Date, except that subsequent investments made by check or pursuant to TeleTransfer or Automatic Asset Builder no longer will be accepted after April 22, 2019.  However, subsequent investments made by BNYM WM-sponsored Individual Retirement Accounts ("IRAs") and BNYM WM-sponsored retirement plans (collectively, "BNYM WM Retirement Plans") and Dreyfus-sponsored IRAs and Dreyfus-sponsored retirement plans (collectively, "Dreyfus Retirement Plans"), if any, pursuant to TeleTransfer or Automatic Asset Builder will be accepted after April 22, 2019.

Fund shares held on the Liquidation Date in BNYM WM Retirement Plans will be reallocated to other previously approved investment vehicles designated in plan documents as determined by BNYM WM and/or a client's trustee or other fiduciary, where required, within BNYM WM's investment discretion should the consent of a client's third-party fiduciary not be obtained prior to the Liquidation Date.  Fund shares held on the Liquidation Date in Dreyfus Retirement Plans will be exchanged for Dreyfus Class shares of General Government Securities Money Market Fund ("GGSMMF").  These reallocations seek to avoid penalties that may be imposed on holders of BNYM WM Retirement Plans and Dreyfus Retirement Plans under the Internal Revenue Code if their Fund shares were redeemed in cash.  Investors may obtain a copy of the Prospectus of GGSMMF by calling 1-800-DREYFUS.

6295S0319